Exhibit 10.13

AMENDMENT NO. 1 dated as of May 16, 2011 (this “Amendment”), to the Lien Subordination and Intercreditor Agreement dated as of October 6, 2005 (as amended or otherwise modified prior to the date hereof, the “Intercreditor Agreement”; capitalized terms used but not otherwise defined herein having the meanings assigned thereto therein), among NEIMAN MARCUS, INC. (formerly known as Newton Acquisition, Inc.), a Delaware corporation, THE NEIMAN MARCUS GROUP, INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., as agent for the Revolving Facility Secured Parties referred to therein, the subsidiaries of the Borrower from time to time party thereto, and CREDIT SUISSE AG (formerly known as Credit Suisse), as agent for the Term Loan Secured Parties referred to therein.

A.                                   WHEREAS, pursuant to the terms of the Term Loan Credit Agreement and the Revolving Facility Credit Agreement, the Borrower may, subject to the satisfaction of certain conditions, incur Term Loan Pari Passu Indebtedness, the holders of which (or an authorized agent or trustee thereof) may become party to the Intercreditor Agreement;

B.                                     WHEREAS, the Company has requested certain amendments to the Intercreditor Agreement as set forth herein in order to better provide for the joinder of such parties thereto; and

C.                                     WHEREAS, the Term Loan Agent and the Revolving Facility Agent are willing to so amend the Intercreditor Agreement;

D.                                    NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Amendments.  (a) Section 1.01 of the Intercreditor Agreement is hereby amended by adding the following term in proper alphabetical order:

“Intercreditor Principles” means the Summary of Key Terms of Intercreditor Amendment attached as Exhibit A hereto.

(b)  Section 7.02(b) of the Intercreditor Agreement is hereby amended by (i) deleting the words “Term Loan Agent,” immediately following the words “and without the consent of” therein, (ii) inserting the words “(but with the consent of the Term Loan Agent, subject to the proviso below)” immediately before “:  (i)” and (iii) inserting the following proviso immediately before the period at the end of clause (iv) thereof:

“; provided that the Term Agent shall provide such consent so long as such amendments are consistent with the Intercreditor Principles and otherwise reasonably acceptable to the Term Loan Agent.”

(c)  Exhibit A hereto is hereby attached to the Intercreditor Agreement as Exhibit A thereto.

SECTION 2.  Effectiveness.  This Amendment shall become effective as of the date on which the Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of each of the parties hereto.  The parties hereto acknowledge that, on or about the date hereof, the Term Credit Agreement and the Revolving Facility Credit Agreement will be amended and the maturity of the indebtedness thereunder will be extended in transactions that constitute “Refinancings” hereunder, and, in accordance with Section 2.10 of the Intercreditor Agreement, the Term Loan Agent and the Revolving Facility Agent each bind themselves to the Intercreditor Agreement, as amended hereby.

SECTION 3.  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by telecopy or other electronic image scan transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 4.  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 5.  Waiver of Jury Trial.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 6.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

NEIMAN MARCUS, INC.,

By
/s/ Nelson A. Bangs
	Name:	Nelson A. Bangs, Esq.
	Title:	Senior Vice President and General Counsel

THE NEIMAN MARCUS GROUP, INC.,

By
/s/ Nelson A. Bangs
	Name:	Nelson A. Bangs, Esq.
	Title:	Senior Vice President and General Counsel

NM FINANCIAL SERVICES, INC.
NM NEVADA TRUST
BERGDORFGOODMAN.COM, LLC
BERGDORF GOODMAN, INC.
BERGDORF GRAPHICS, INC.
NEIMAN MARCUS HOLDINGS, INC.
WORTH AVENUE LEASING COMPANY
NMGP, LLC,

By
/s/ Nelson A. Bangs
	Name:	Nelson A. Bangs, Esq.
	Title:	Vice President

NEMA BEVERAGE CORPORATION
NEMA BEVERAGE HOLDING CORPORATION
NEMA BEVERAGE PARENT CORPORATION,

By
/s/ Nelson A. Bangs
	Name:	Nelson A. Bangs, Esq.
	Title:	President

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Term Loan Agent,

by
/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Managing Director

by
/s/ Rahul Parmer
	Name:	Rahul Parmer
	Title:	Associate

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BANK OF AMERICA, N.A., as Revolving Facility Agent,

by
/s/ David Vega
	Name:	David Vega
	Title:	Managing Director

EXHIBIT A

Summary of Key Terms of Intercreditor Amendment

Set forth below is a summary of certain principal terms of the amendments (the “Intercreditor Amendment”) to the Intercreditor Agreement to which this Exhibit is attached (the “Intercreditor Agreement”), to be effected in the manner set forth in Section 7.03(b) thereof, in order to provide for the relative rights and obligations of the holders of the Term Loan Obligations and the holders of any Term Loan Pari Passu Indebtedness in the Collateral in connection with any future incurrence of Term Loan Pari Passu Indebtedness.  This summary is not intended to be a complete description of all of the terms of the Intercreditor Amendment.  Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.  To the extent that any provision in the summary set forth below directly conflicts with the terms of the Intercreditor Agreement, the terms of the Intercreditor Agreement shall control and govern.

Priority with respect to Collateral:

Notwithstanding the date, time, method or order of grant, attachment of perfection on any Liens on Collateral securing the Term Loan Obligations and any Term Loan Pari Passu Indebtedness (the “Shared Collateral”), the Liens securing the Term Loan Obligations and the Liens securing such Term Loan Pari Passu Indebtedness shall be of equal priority. Such Liens shall be (a) senior in priority to the Liens on the Term Loan First Lien Collateral securing any Revolving Facility Obligations and (b) junior in priority to the Liens on the Revolving Facility First Lien Collateral securing any Revolving Facility Obligations.

Actions with Respect to Collateral:

Subject in all cases to the terms of the Intercreditor Agreement, including the rights of the Revolving Facility Agent to take action with respect to the Revolving Facility First Lien Collateral, only the Term Loan Agent shall act or refrain from acting with respect to the Shared Collateral, and only on the instructions of the Applicable Authorized Representative (as defined below). The Collateral Agent shall not follow instructions with respect to any Shared Collateral from any Non-Controlling Authorized Representative (as defined below), and no Non-Controlling Authorized Representative shall or shall instruct the Collateral Agent to act or refrain from acting with respect to the Shared Collateral, or contest or object to any action taken or right or remedy exercised by the Collateral Agent with respect to the Shared Collateral.

The “Applicable Authorized Representative” will be (a) until the earlier of (i) the discharge in full of all Term Loan Obligations and (ii) the Non-Controlling Authorized Representative Enforcement Date (as defined below), Credit Suisse AG, in its capacity as the administrative agent (the “Administrative Agent”) for the Term Loan Secured Parties and (b) from and after the earlier of (i) the discharge in full of all Term Loan Obligations and (ii) the Non-Controlling Authorized Representative Enforcement Date, the Major Non-Controlling Authorized Representative (as defined below).

The “Major Non-Controlling Authorized Representative” with respect to any Shared Collateral shall be the Authorized Representative (as defined below) of the class of Term Loan Pari Passu Indebtedness that constitutes the largest outstanding principal amount of any then outstanding class of Term Loan Pari Passu Indebtedness. Each trustee or other agent for the holders of the applicable class of Term Loan Pari Passu Indebtedness that shall have become party to the Intercreditor Agreement pursuant to a joinder thereto upon the incurrence by the Borrower of such Term Loan

Pari Passu Indebtedness is referred to herein as an “Authorized Representative”.

The “Non-Controlling Authorized Representative Enforcement Date” means, with respect to any Non-Controlling Authorized Representative, the date that is 90 days (throughout which 90-day period such Non-Controlling Authorized Representative was the Major Non-Controlling Authorized Representative) after the occurrence of both (a) an event of default under the definitive documentation for the class of Term Loan Pari Passu Indebtedness in respect of which such Authorized Representative is the Authorized Representative) and (b) the Collateral Agent’s and each other Authorized Representative’s receipt of written notice from such Non-Controlling Authorized Representative certifying that (i) such Authorized Representative is the Major Non-Controlling Authorized Representative and that such event of default has occurred and is continuing and (ii) the applicable series of Term Loan Pari Passu Indebtedness with respect to which such Authorized Representative is the Authorized Representative is currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the definitive documentation therefor; provided that the Non-Controlling Authorized Representative Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Shared Collateral (x) at any time the Administrative Agent or the Collateral Agent has commenced and is diligently pursuing any enforcement action with respect to such Shared Collateral or (y) at any time the Grantor that has granted a security interest in such Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any insolvency or bankruptcy or similar proceeding.